SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BIOMARIN PHARMACEUTICAL INC.

371 Bel Marin Keys Boulevard, Suite 210

Novato, California 94949

April 30, 2003

Dear BioMarin Pharmaceutical Inc. Stockholder:

You are cordially invited to attend the annual meeting of the stockholders of BioMarin Pharmaceutical Inc. (“BioMarin”) to be held on June 12, 2003 at 10:00 a.m. (California time), at the Embassy Suites Hotel located at 101 McInnis Parkway, San Rafael, California 94903.

The purpose of the annual meeting is to consider and vote upon proposals to: (i) elect six Directors of BioMarin; (ii) ratify the selection by the Board of Directors of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2003; (iii) approve an amendment to the BioMarin certificate of incorporation to increase the number of authorized shares of common stock; (iv) approve an amendment to the BioMarin certificate of incorporation to increase the number of authorized shares of preferred stock; (vi) approve an amendment to the BioMarin 1997 Stock Plan to increase the number of shares available for issuance under that plan; and (vi) transact such other business as properly may be brought before the BioMarin annual meeting and any adjournment or postponement thereof.

The attached document provides detailed information concerning BioMarin, the proposals to be considered and voted upon at the annual meeting. Please give all of the information contained in the attached document your careful attention.

BioMarin’s Board of Directors recommends that you vote FOR the election of each of the nominees to the Board of Directors, FOR the ratification of KPMG LLP as the Company’s independent auditors, FOR the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, FOR the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of preferred stock and FOR the amendment to the BioMarin 1997 Stock Plan.

YOUR VOTE IS IMPORTANT.    Even if you do not attend the annual meeting, it is important that your shares be voted. Please vote by promptly completing and mailing the enclosed BioMarin proxy card so that your shares will be represented at the annual meeting and voted as you wish.

Sincerely,

Fredric D. Price

Chairman and Chief Executive Officer

This document is dated April 30, 2003 and is being first mailed to the stockholders of BioMarin on or about May 9, 2003.

BIOMARIN PHARMACEUTICAL INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2003

TO THE STOCKHOLDERS OF BIOMARIN PHARMACEUTICAL INC.:

NOTICE IS HEREBY given that the 2003 Annual Meeting of the stockholders (the “Annual Meeting”) of BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) will be held on June 12, 2003 at 10:00 a.m. local time, at the Embassy Suites Hotel located at 101 McInnis Parkway, San Rafael, California 94903 for the following purposes:

1.	To elect six Directors of the Company;

2.	To ratify the selection by the Board of Directors of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2003;

3.	To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock;

4.	To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of preferred stock;

5.	To approve an amendment to the BioMarin 1997 Stock Plan to increase the number of shares available for issuance under the plan; and

6.	To transact such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice (the “Proxy”).

The Board of Directors has fixed the close of business on April 28, 2003 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available at the Company’s executive offices at 371 Bel Marin Keys Boulevard, Suite 210, Novato, California 94949, for ten days before the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, however, you are urged to complete, date, sign and return the enclosed proxy as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if that stockholder has returned a proxy.

By Order of the Board of Directors:

Louis Drapeau

Vice President, Finance,  Chief Financial Officer and Secretary

Novato, California

April 30, 2003

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

BioMarin Pharmaceutical Inc.

371 Bel Marin Keys Boulevard, Suite 210

Novato, California 94949

Proxy Statement For 2003 Annual Meeting of Stockholders

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, June 12, 2003, or at any adjournment of the Annual Meeting, for the purpose set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Embassy Suites Hotel located at 101 McInnis Parkway, San Rafael, California 94903. Copies of this solicitation material and the Company’s Annual Report will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names on or about May 9, 2003. The Company’s Annual Report, which includes its Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, is provided with this Proxy.

Record Date; Outstanding Securities

The voting securities of the Company entitled to vote at the Annual Meeting consist of only shares of common stock. Only stockholders of record at the close of business on April 28, 2003 are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 63,387,739 shares of BioMarin’s common stock, par value $0.001 per share, issued and outstanding. Each share of common stock is entitled to one vote. As of the record date, there were 113.676 shares of the Company’s Series A Preferred Stock outstanding and are all held by an indirect wholly-owned subsidiary of BioMarin. The Series A Preferred Stock does not have any voting rights with respect to matters to be acted upon at the Annual Meeting.

Revocability of Proxies

A stockholder who signs and returns a proxy will have the power to revoke it at any time before it is voted. A proxy may be revoked by (i) filing with the Company (Attention: Louis C. Drapeau, Vice President, Finance, Chief Financial Officer and Secretary) a written revocation, or (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and electing to vote in person.

Voting

Each stockholder is entitled to one vote for each share of common stock held.

Solicitation of Proxies

This solicitation of proxies is made by the Company and all related costs, including expenses in connection with preparing and mailing this Proxy, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s Directors, officers and regular employees, without additional compensation, in person or by telephone, facsimile or e-mail.

The Company has retained Morrow & Co., Inc. to assist it in the solicitation of proxies. The Company has agreed to pay customary fees to Morrow & Co. for its services in soliciting proxies, which are estimated to be $10,000, and has agreed to reimburse Morrow & Co. for reasonable out-of-pocket expenses for these services.

Quorums; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that a majority of all the shares of the common stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) who will be an employee of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. Other than for the election of Directors, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held Annual Meeting at which a quorum is present is required for approval of each of the matters to be acted on at the Annual Meeting. For the election of Directors, the six nominees receiving the highest number of votes “FOR” will be elected as Directors. This number is called a plurality.

The Inspector will treat shares that are voted “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum but such shares will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) FOR the election of the six nominees for Directors set forth herein; (ii) FOR the ratification of the selection by the Board of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2003; (iii) FOR the proposed amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock (iv) FOR the proposed amendment to the Company’s certificate of incorporation to increase the number of authorized shares of preferred stock; and (v) FOR the proposed amendment to the BioMarin 1997 Stock Plan. The Company is not seeking proxies for the authority to vote on any other business as may properly come before the Annual Meeting or any adjournment thereof.

If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (“Broker Non-Votes”), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedure to be followed by the Inspector is consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Submission of Stockholder Proposals for 2004 Annual Meeting

Stockholders who intend to submit a proposal for inclusion in the Company’s Proxy materials for the 2004 Annual Meeting of stockholders must submit the proposal to the Company no later than February 16, 2004. Stockholders who intend to present a proposal at the 2004 Annual Meeting are required to provide notice of such proposal to the Company no later than May 1, 2004. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company has a Board, currently consisting of six Directors, which will be elected at the Annual Meeting. The proxy holders may not vote the proxies for a greater number of people than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently Directors of the Company. If any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a Director. If stockholders nominate additional persons for election as Directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board’ nominees as possible with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a Director shall continue until the next Annual Meeting of stockholders or until that person’s successor has been elected.

During all of 2002, Dr. Phyllis Gardner served as a Director. She resigned as a Director on March 21, 2003. On March 26, 2003, pursuant to the Company’s Bylaws, the Board fixed the number of Directors at six.

If a quorum is present, the six nominees receiving the highest number of affirmative votes of the votes cast shall be elected as Directors.

Nominees For Director

Set forth below are the nominees to the Board and certain information regarding each nominee:

Name	Age	Position with BioMarin	Director Since
Fredric D. Price	57	Chief Executive Officer and Chairman of the Board	October 2000
Franz L. Cristiani(2)(3)	61	Director	June 2002
Elaine J. Heron, Ph.D.(1)(2)	55	Director	July 2002
Erich Sager(1)(3)	45	Director	November 1997
Vijay B. Samant(1)	50	Director	June 2002
Gwynn R. Williams(2)(3)	69	Director	October 1996

(1)	Member of BioMarin’s Compensation Committee.
(2)	Member of BioMarin’s Audit Committee.
(3)	Member of BioMarin’s Nominating and Corporate Governance Committee.

Each nominee to the Board has consented to being named in the Proxy and to serve as a Director if elected. There is no family relationship between any Director and any executive officer of BioMarin.

Fredric D. Price was elected Chairman of the Board and Chief Executive Officer of BioMarin in October 2000. From September 1994 to September 2000, he was President, Chief Executive Officer, and a member of the Board of Applied Microbiology/AMBI, a biotechnology and nutrition company. From July 1991 to September 1994, he was Vice President Finance & Administration and Chief Financial Officer of Regeneron Pharmaceuticals. From March 1986 to July 1991, he was a pharmaceuticals and biotechnology industry strategy consultant. For the 13 previous years, he was employed by Pfizer Pharmaceuticals where he was a Vice President with both staff and line responsibilities. Mr. Price received a B.A. from Dartmouth College and an M.B.A. from the Wharton School of the University of Pennsylvania.

Franz L. Cristiani was appointed to the BioMarin Board in June 2002 and serves as chairman of its Audit Committee. Mr. Cristiani provided consulting services to BioMarin from January 2002 to May 2002. From 1999 to 2001, Mr. Cristiani devoted his time to personal affairs. From 1964 to 1999, he was with Arthur Andersen, as partner since 1976, with clients in high technology, life sciences, manufacturing, mining, forest products, distribution, publishing and food products industries. He holds a B.A. from San Francisco State University and is a certified public accountant.

Elaine J. Heron, Ph.D. has served as Director of BioMarin since July 2002. Prior to her present position as Chairman and Chief Executive Officer of Picoliter Inc., which she assumed in July 2001, she spent six years in increasingly responsible positions at the Applied Biosystems Group of Applera Corporation, including stints as General Manager and Vice President of Sales and Marketing. She was Vice President, Marketing, at Affymetrix, Inc., from 1995 to 1996. Dr. Heron has a B.S. in chemistry with Highest Distinction and a Ph.D. in analytical biochemistry, both from Purdue University, and an M.B.A. from Pepperdine University.

Erich Sager has served as a Director of BioMarin since November 1997. Since April 2003, Mr. Sager has served as President and Chief Executive Officer of DentalView, Inc., a dental product company. Since September 1996, Mr. Sager has served as the Chairman of LaMont Asset Management SA, a private investment management firm. From April 1994 to August 1996, Mr. Sager served as Senior Vice President, Head of Private Banking for Dresdner Bank (Switzerland) Ltd. From September 1991 to March 1994, Mr. Sager served as Vice President, Private Banking-Head German Desk for Deutsche Bank (Switzerland) Ltd. From 1981 to 1989, Mr. Sager held various positions at a number of banks in Switzerland. Mr. Sager serves as a director of Restoragen, Inc., Cardiac Sciences, Inc., DentalView, Inc., Kimsa Holding, LaMont Asset Management, SA, Belmont Holding AG and Sermont Asset Management, SA. Mr. Sager received a business degree from the School of Economics and Business Administration in Zurich, Switzerland.

Vijay B. Samant was appointed to the BioMarin Board in June 2002. He has served as the President and Chief Executive Officer of Vical Incorporated, a biopharmaceutical company, since November 2000. From 1998 to 2000, he was the Chief Operating Officer of the Vaccine Division at Merck & Co., Inc. From 1990 to 1998, he served in the Manufacturing Division of Merck as Vice President of Vaccine Operations, Vice President of Business Affairs, and Executive Director of Materials Management. Mr. Samant earned his M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology. He received a master’s degree in chemical engineering from Columbia University and a bachelor’s degree in chemical engineering from the University of Bombay, University Department of Chemical Technology, India.

Gwynn R. Williams has served as a Director of BioMarin since its incorporation in 1996. Mr. Williams founded AstroMed Limited and Astroscan Limited, U.K. manufacturers of scientific equipment, in March 1984, which entities, in December 1997, merged into Life Science Resources Ltd. Previously, Mr. Williams was a partner of Arthur Andersen & Co., a mathematician with General Motors Research, and a mathematician with British Steel. Mr. Williams was a founder of Glyko Biomedical Ltd. and its predecessor Glyko, Inc. Mr. Williams received a B.S. in theoretical physics from the University of Wales.

Board Meetings and Board Committees

The Board manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Employee Option Committee whose functions are briefly described below.

The Board held a total of seven meetings during the year ended December 31, 2002 and took action by unanimous written consent on three occasions. No Director participated in fewer than 75% of all such meetings and actions of the Board and the committees held during fiscal 2002, if any, upon which such Directors served.

Audit Committee.    The Audit Committee provides oversight of the (i) the financial reporting process, the system of internal controls and the audit process of BioMarin and (ii) BioMarin’s independent auditors. The Audit Committee also recommends to the Board the appointment of BioMarin’s independent auditors. On February 5, 2003, the Board adopted a new written Audit Committee Charter (the “Audit Charter”), a copy of this charter, with subsequent changes to the format as approved by the Board, is attached to the Proxy as Annex A. As required by the Audit Charter, each of the members of the Audit Committee is an independent director as defined by NASD Rule 4200(a)(15). The members of the Audit Committee are Mr. Cristiani, Dr. Heron, and Mr. Williams. During 2002, the Audit Committee met on five occasions.

Compensation Committee.    The Compensation Committee, which consists of Mr. Sager, Dr. Heron and Mr. Samant, oversees the development and implementation of compensation programs, evaluates the performance of the Chief Executive Officer and makes recommendations to the full Board regarding the compensation packages for the Chief Executive Officer and officers who report directly to the Chief Executive Officer. The Compensation Committee also had final approval power over guidelines and criteria for officers’ bonuses and administers BioMarin’s 1997 Stock Plan and 1998 Director Option Plan. During 2002, the Compensation Committee met on three occasions. A copy of the Compensation Committee Charter is attached to this Proxy as Annex B.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for identifying individuals to fill vacancies on the Board, recommending nominees to be voted upon at the annual meeting of stockholders, and recommending to the Board appointees to serve on committees of the Board and overseeing the development and implementation of BioMarin’s corporate governance policies and code of ethics. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such nominations have been submitted in writing, accompanied both by a description of the proposed nominee’s qualifications and an indication of the consent of the proposed nominee and relevant biographical information. The recommendation should be addressed to the Nominating and Corporate Governance Committee in care of the Secretary of the Company. Recommendations for consideration for the 2004 Annual Meeting must be received by the Company by February 16, 2004. The members of the Nominating and Corporate Governance Committee are Mr. Williams, Mr. Cristiani and Mr. Sager. The Nominating and Corporate Governance Committee met three times during 2002. A copy of the Nominating and Corporate Governance Committee Charter is attached to this Proxy as Annex C and the Corporate Governance Principles, as adopted by the full Board, is attached to this Proxy as Annex D.

Employee Option Committee.    The Employee Option Committee, which consists of Mr. Price, determines grants of stock options pursuant to BioMarin’s 1997 Stock Plan to employees of BioMarin below the level of vice president. The option grants by the Employee Option Committee may be made only within the guidelines and parameters established by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently or had been, at any time since the formation of the Company, an officer or employee of the Company. No member of the Compensation Committee serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

Other Directors during 2002

In addition to the Directors nominated for reelection, Dr. Phyllis Gardner served as a Director during all of 2002 and until her resignation as a Director on March 21, 2003, and Mr. Grant W. Denison Jr., the Company’s former Chairman and Chief Executive Officer, served as a Director until his resignation as a Director on May 29, 2002. Neither of these individuals has any continuing relationship with the Company.

Director Compensation

In 2002, non-employee Directors received annual cash compensation of $7,500 for their services as Directors of BioMarin and an additional $2,500 for serving as the chair of a Board committee. Directors are also reimbursed for their reasonable expenses in attending meetings of the Board and while performing services for BioMarin. On March 26, 2003 the Board approved an increase in the annual cash compensation to $20,000 for each non-employee Director and an additional $10,000 for serving as a chair of a Board committee. In November 2002, under the 1998 Director Option Plan, BioMarin issued to Mr. Sager and Mr. Williams options to purchase 15,000 shares of common stock with an exercise price set at the fair market value (closing price of common stock on Nasdaq) on the date of grant, which was $8.43, as consideration for their ongoing service to BioMarin as Directors. In June 2002, under the 1998 Director Option Plan, BioMarin issued to both Mr. Cristiani and Mr. Samant options to purchase 20,000 shares of common stock with an exercise price set at the fair market value (closing price of common stock on Nasdaq) on the date of grant, which was $4.50, as consideration for their initial year of service to BioMarin as Directors. In July 2002, under the 1998 Director Option Plan, BioMarin issued to Dr. Heron options to purchase 20,000 shares of common stock with an exercise price set at the fair market value (closing price of common stock on Nasdaq) on the date of grant, which was $4.72, as consideration for her initial year of service to BioMarin as a Director.

1998 Director Option Plan

The 1998 Director Option Plan was adopted by the Board in December 1999. It was approved by BioMarin’s stockholders as of January 15, 2000. The 1998 Director Option Plan provides for the grant of nonstatutory stock options to non-employee Directors. A total of 500,000 shares of BioMarin common stock have been reserved for issuance under the 1998 Director Option Plan. The 1998 Director Option Plan also provides for an annual increase in this number of shares equal to the lesser of: (i) 0.5% of the BioMarin’s outstanding common stock, (ii) 200,000 shares, or (iii) a lesser amount determined by the Board.

In fiscal year 2002, options to purchase, in the aggregate, 105,000 shares were issued to Directors under the 1998 Director Option Plan.

The 1998 Director Option Plan, as amended on March 26, 2003, provides that each non-employee Director shall automatically be granted an option to purchase 20,000 shares of BioMarin common stock on the date that such person first becomes a non-employee Director. This option has a term of 10 years. The shares subject to this initial option shall vest quarterly over one year. As amended on March 26, 2003, each non-employee Director shall thereafter also be automatically granted an option to purchase 20,000 shares of BioMarin common stock on the first anniversary of the date of their respective initial appointments to the Board and each anniversary thereafter, provided that he or she retains the Board seat on his or her anniversary date. The shares subject to this annual option vest quarterly over one year from the date of grant and the option has a term of 10 years. These options continue to vest only while the Director serves. The exercise price per share of each of these options shall be 100% of the fair market value of a share of BioMarin common stock at the date of the grant of the option.

In the event of a merger or the sale of substantially all of the assets of BioMarin, each option issued under the 1998 Director Option Plan may be assumed or substituted by the successor corporation. If an option is assumed or substituted, it shall continue to vest as provided in the 1998 Director Option Plan. However, if a non-employee Director’s status as a Director of BioMarin or the successor corporation, as applicable, is terminated, other than upon a voluntary resignation by the non-employee Director, the option immediately becomes fully vested and exercisable. If the successor corporation does not agree to assume or substitute options, each option becomes fully vested and exercisable for a period of 30 days from the date the Board notifies the optionee of the option’s full exercisability, after which period the option terminates.

Previously, options granted under the 1998 Director Option Plan were required to be exercised within three months of the end of the optionee’s tenure as a Director, or within 12 months after termination by death or disability, but in no event later than the expiration of the option’s ten-year term. No option granted under the 1998 Director Option Plan is transferable by the optionee other than by will or the laws of descent or distribution. Each option is exercisable, during the lifetime of the optionee, only by the optionee. Unless sooner terminated by the Board, the 1998 Director Option Plan will terminate automatically 10 years from the effective date of the 1998 Director Option Plan.

The Board unanimously recommends voting “For” each of the foregoing nominees for Director.

PROPOSAL TWO: RATIFICATION OF AUDITORS

The Board has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2003, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection.

Auditors

Since June 11, 2002, KPMG LLP has been BioMarin’s independent auditors. Arthur Andersen LLP, certified public accountants, were the independent auditors of BioMarin from BioMarin’s inception on March 21, 1997 until June 11, 2002. During that time, Arthur Andersen LLP audited BioMarin’s financial statements annually.

Effective as of June 11, 2002, BioMarin dismissed Arthur Andersen LLP as its independent auditors. BioMarin’s Audit Committee recommended the dismissal of Arthur Andersen LLP and the entire Board of BioMarin participated in and approved such dismissal. Effective as of the same date, BioMarin engaged KPMG LLP as its new independent auditors. BioMarin’s Audit Committee recommended this action, which was approved unanimously by its Board.

The reports of Arthur Andersen LLP on BioMarin’s financial statements for fiscal years 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with BioMarin’s audits for fiscal years 2000 and 2001 and through June 11, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years. During fiscal years 2000 and 2001 and through June 11, 2002, there had been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended). The Company provided Arthur Andersen with a copy of these disclosures and Arthur Andersen provided the Company with a letter addressed to the Securities and Exchange Commission, dated June 18, 2002, stating its agreement with such statements. A copy of Arthur Andersen’s June 18 letter was filed as an exhibit to the Company’s current report on Form 8-K/A filed with the Securities and Exchange Commission on June 18, 2002 reporting the change in certifying accountant.

During fiscal years 2000 and 2001 and through June 11, 2002, BioMarin had not consulted with KPMG LLP regarding either:

•	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on BioMarin’s financial statements, and either a written report was provided to BioMarin or oral advice was provided that KPMG LLP concluded was an important factor considered by BioMarin in reaching a decision as to the accounting, auditing of financial reporting issue; or

•	any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act and the related instructions to Item 304 of Regulation S-K under the Securities Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

Representatives of KPMG LLP plan to attend the Annual Meeting and will be available to answer questions and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Audit Fees.    For the years ended December 31, 2002 and 2001, Arthur Andersen LLP billed BioMarin $20,000 and $144,000, respectively, for services related to the audit of the Company’s financial statements and review of financial statements included in the Company’s Form 10-Q. For the year ended December 31, 2002, KPMG LLP billed the Company $115,000 for such services.

Audit Related Fees.    For the years ended December 31, 2002 and 2001, Arthur Andersen LLP billed BioMarin $16,000 and $111,500, respectively, for assurance and other services related to the performance of the audit of the Company’s financial statements and review of financial statements. These services primarily involved review and assurance services associated with the Company’s equity offerings and related regulatory filings. For the year ended December 31, 2002, KPMG LLP did not perform assurance and other services related to the performance of the audit of the Company’s financial statements and review of financial statements.

Tax Fees.    For the years ended December 31, 2002 and 2001, Arthur Andersen LLP billed BioMarin $7,698 and $85,655, respectively, for services related to tax compliance, tax advice and tax planning. For the year ended December 31, 2002, KPMG LLP billed the Company $50,500 for such services. In each instance, these services related to the preparation of federal, state and foreign tax returns and other filings and advice related to tax planning strategies.

All Other Fees.    For the years ended December 31, 2002 and 2001, Arthur Andersen LLP billed BioMarin $562,197 and $35,050, respectively, for services provided by Arthur Andersen LLP, other than those described above. The services in 2002 included $412,354 related to the implementation of the Company’s financial reporting system and $149,843 related to consultation on various accounting matters, including acquisitions of assets and other entities. The services in 2001 related to consultation on various accounting matters, including acquisitions of assets and other entities. For the year ended December 31, 2002, KPMG LLP did not perform services other than those described above.

As provided in the Audit Committee charter the Audit Committee pre-approves all services provided by its independent auditors. The pre-approval process has been in effect since late in 2002 and, therefore, the Audit Committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered.

The Audit Committee has considered the nature and amount of the fees billed by KPMG LLP and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining KPMG LLP’s independence.

The Board unanimously recommends voting “For” the ratification of KPMG LLP as the Company’s independent auditors.

OTHER INFORMATION RELATED TO BIOMARIN, THE DIRECTORS

AND EXECUTIVE OFFICERS

Security Ownership Of Certain Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of April 15, 2003 as to (i) each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of the Company’s common stock; (ii) each of the Directors; (iii) each of the Company’s executive officers named in the Summary Compensation Table set forth herein under the caption “Executive Compensation” (the “Named Executive Officers”); and (iv) all of the Directors and current executive officers as a group.

Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all the shares of BioMarin’s common stock beneficially owned by them subject to community property laws, where applicable. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the Securities and Exchange Commission, or based upon the actual knowledge of BioMarin. The mailing address for each stockholder in the table below is c/o BioMarin Pharmaceutical Inc., 371 Bel Marin Keys Blvd., Suite 210, Novato, California 94949.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Number of Shares Subject To Options(2)	Percentage of Common Stock
Fredric D. Price	564,868	539,868	*
Franz L. Cristiani	20,000	20,000	*
Elaine J. Heron, Ph.D.	15,000	15,000	*
Erich Sager	169,080	161,635	*
Vijay B. Samant	20,000	20,000	*
Gwynn R. Williams	1,030,065	67,500	1.62%
John L. Jost, Ph.D.	244,264	235,284	*
Emil D. Kakkis, M.D., Ph.D.	309,205	298,095	*
Christopher M. Starr, Ph.D.	716,976	334,800	1.13%
Stuart J. Swiedler, M.D., Ph.D.	204,103	194,103	*
All current executive officers and Directors as a group (10 persons)	2,913,843	1,524,606	4.58%

*	Represents less than 1% of BioMarin’s outstanding common stock.

(1)	The “Number of Shares Beneficially Owned” column is based on shares of common stock outstanding at April 15, 2003. Shares of common stock subject to options or warrants that are exercisable within 60 days of April 15, 2003 (the “Number of Shares Beneficially Owned”) are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of the person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The “Number of Shares Subject to Options” enumerates for each 5% stockholder, Director and Named Executive Officer and for all executive officers and Directors in the aggregate, the shares of common stock subject to options exercisable within 60 days of April 15, 2003. These shares are in the calculation of the “Number of Shares Beneficially Owned.”

Executive Officers and Other Significant Employees of BioMarin

The following table sets forth certain information concerning BioMarin’s executive officers (other than Fredric D. Price) and other significant employees as of April 30, 2003.

Name	Age	Position with BioMarin
Christopher M. Starr, Ph.D.	50	Senior Vice President, Scientific Operations
Emil D. Kakkis, M.D., Ph.D.	42	Senior Vice President, Business Operations
Jeffrey I. Landau	60	Senior Vice President, Administration
Louis C. Drapeau	59	Vice President, Finance, Chief Financial Officer and Secretary
Robert A. Baffi, Ph.D.	48	Vice President, Quality & Analytical Chemistry
Reinhard Gabathuler, Ph.D.	49	Vice President, Brain Research
Robert A. Heft, Ph.D.	48	Vice President, Product Development & Program Management
John L. Jost, Ph.D.	58	Vice President, Manufacturing & Process Development
Matthew R. Patterson	31	Vice President, Regulatory & Government Affairs
Stuart J. Swiedler, M.D., Ph.D.	46	Vice President, Clinical Affairs
Kim R. Tsuchimoto, C.P.A.	40	Vice President, Controller

Christopher M. Starr, Ph.D., Co-Founder and Senior Vice President, Scientific Operations

Dr. Starr co-founded BioMarin and has served as Senior Vice President, Scientific Operations since January 2002. He served as a Vice President, Research and Development from April 1998 to January 2002. From July 1991 to April 1998, Dr. Starr served as Vice President, Research and Development for Glyko, Inc. Prior to that, Dr. Starr was a National Research Council Associate at the National Institutes of Health (NIH). He has published numerous peer-reviewed articles, including research papers on Fluorophore-Assisted Carbohydrate Electrophoresis in the diagnosis of lysosomal storage diseases and in the identification of patients with mucopolysaccharidosis I (MPS I), a rare, progressive and debilitating genetic disorder. His work in the development of diagnostic tests for lysosomal storage diseases has been funded by several grants from the NIH and other institutions. Dr. Starr holds a Ph.D. in biochemistry and molecular biology from the State University of New York Health Science Center and a B.S. from Syracuse University.

Emil D. Kakkis, M.D., Ph.D., Senior Vice President, Business Operations

Dr. Kakkis has served as BioMarin’s Senior Vice President, Business Operations since January 2002. He served as a Vice President of BioMarin since joining the Company in September 1998. In 1996, together with his colleague, Elizabeth F. Neufeld, Ph.D., of the University of California at Los Angeles (UCLA), Dr. Kakkis developed Aldurazyme, a recombinant form of alpha-L-iduronidase, the enzyme deficient in MPS I patients. From July 1994 to August 1998, Dr. Kakkis held the position of Assistant Professor at the Harbor-UCLA Medical Center, Division of Genetics, Department of Pediatrics. Dr. Kakkis completed a fellowship in genetics at the UCLA Intercampus Medical Genetics training program and, prior to that, conducted his pediatric residency at the Harbor-UCLA Medical Center. Dr. Kakkis is the author of numerous published articles and abstracts on MPS I and alpha-L-iduronidase. He holds an M.D. and a Ph.D. in biological chemistry from the Medical Scientist Training Program at the UCLA School of Medicine. Dr. Kakkis is board-certified in pediatrics and medical genetics.

Jeffrey I. Landau, Senior Vice President, Administration

Mr. Landau joined BioMarin as Vice President, Administration in April 2002 and was promoted to Senior Vice President, Administration in January 2003. Prior to joining BioMarin, Mr. Landau served as the Chief Operating Officer for Transition 1—Management Accounting Systems, a consulting company, from 2000 to 2002, and served as the Chief Operating Officer of GlobeNet Software from 1998 to 1999. He has also served as Vice President of Operations and Vice President of Information Technology at a number of major corporations including Pfizer, The Franklin Mint, NutriSystem, and the Walt Disney Corporation. Mr. Landau received an M.S. in computer science, an M.S. in operations research and a B.S. in mathematics from New York University.

Louis C. Drapeau, Vice President, Finance, Chief Financial Officer and Secretary

Mr. Drapeau joined BioMarin as Vice President, Finance, Chief Financial Officer and Secretary in August 2002. Prior to joining BioMarin, Mr. Drapeau spent 31 years at Arthur Andersen LLP, including fourteen years as Managing Partner of Assurance and Consulting for Northern California, supervising more than 400 professionals. His skill set includes working with businesses that have a strong international focus and he also has in-depth capital market experience. From 1966 to 1969 he was a Naval Officer serving with the U.S. Naval Civil Engineering Corps principally in Seabee units in the Republic of Vietnam. He holds an M.B.A. in finance and a B.S. in mechanical engineering from Stanford University.

Robert A. Baffi, Ph.D., Vice President, Quality & Analytical Chemistry

Dr. Baffi has served as Vice President of Quality & Analytical Chemistry since January 2002, having joined BioMarin in May 2000. From February 1986 to May 2000, Dr. Baffi served in a number of progressively more responsible positions at Genentech, Inc., a biotechnology company, primarily in the functional area of quality control. Prior to Genentech, Dr. Baffi worked for Cooper BioMedical as a research scientist and at Becton Dickinson Research Center as a post-doctoral fellow. Dr. Baffi has contributed to more than 20 major regulatory submissions for product approval in the United States and Europe and to more than 50 regulatory submissions for investigational new drug testing. Dr. Baffi received a Ph.D. in biochemistry as well as an M.Phil. and a B.S. in biochemistry from the City University of New York and an M.B.A. from Regis University.

Reinhard Gabathuler, Ph.D., Vice President, Brain Research

Dr. Gabathuler has served as Vice President, Brain Research since March 2002 when BioMarin acquired Synapse Technologies Inc. Prior to joining BioMarin, Dr. Gabathuler served as Vice President, Research at Synapse Technologies Inc. since May 2001 and Director of Blood-Brain Barrier Research at Synapse Technologies Inc. from June 1998 to May 2001. From September 1993 to June 1998, Dr. Gabathuler served as a consultant for Synapse Technologies Inc. From June 1991 to June 1998, Dr. Gabathuler served as Senior Research Associate at Biotechnology Laboratory at the University of British Columbia. Dr. Gabathuler holds a Ph.D. in biochemistry from the University of Lausanne, Switzerland. Dr. Gabathuler completed post-doctoral research at the University of Washington, the Swiss Institute for Experimental Cancer Research in Lausanne and the Ludwig Institute for Cancer Research in Stockholm, Sweden.

Robert A. Heft, Ph.D., Vice President, Product Development & Program Management

Dr. Heft has served as Vice President, Product Development & Program Management since October 2002, having joined BioMarin in October 2001, when BioMarin acquired the pharmaceutical assets of IBEX Technologies Inc. In January 1986, Dr. Heft founded IBEX and was its President and Chief Scientist until joining BioMarin. While at IBEX, Dr. Heft directed the preclinical and clinical development of several enzymes for cardiovascular disease and metabolic disorders, was awarded several patents for work related to these enzymes, and authored related papers. Dr. Heft is a member of the Board of Directors of the Canadian Genetic Diseases Network. Dr. Heft received a Bachelor of Mechanical Engineering from McGill University and a masters degree in nuclear engineering from Cornell University before obtaining his Ph.D. from the Massachusetts Institute of Technology in genetic engineering/radiological sciences.

John L. Jost, Ph.D., Vice President, Manufacturing & Process Development

Dr. Jost has served as Vice President, Manufacturing & Process Development since January 2002, having joined BioMarin in June 1999. Dr. Jost devoted his time from November 1997 to June 1999 to personal affairs. From February 1983 to November 1997, Dr. Jost held a variety of management and scientific positions at Genentech, Inc., a biotechnology company. During his tenure at Genentech, Dr. Jost also led a variety of development projects focusing on products such as Tumor Necrosis Factor, Gamma Interferon, Human Growth Hormone, animal interferons, and human serum albumin. These programs contributed to numerous investigational new drug applications, new drug applications, Biologics License Applications (BLA), and BLA supplement submissions. From 1971 to 1983, Dr. Jost served in various scientific positions in process development at The Upjohn Company, culminating in his role as a senior research scientist. Dr. Jost received a Ph.D. and B.S. in chemical engineering from the University of Minnesota.

Matthew R. Patterson, Vice President Regulatory & Government Affairs

Mr. Patterson was promoted to Vice President, Regulatory & Government Affairs from Director, Regulatory Affairs in January 2002, having joined BioMarin in August 1998. He served as Regulatory Affairs Manager from August 1998 to July 1999, and as Director of Regulatory Affairs from July 1999 to January 2002. Prior to joining BioMarin, Mr. Patterson worked for Genzyme Corporation, a biotechnology company, first in Manufacturing (from December 1993 to May 1995) and then Regulatory Affairs (from May 1995 to July 1998), where he contributed to the development and global licensing of multiple biotechnology products. Mr. Patterson received a B.A. in biochemistry from Bowdoin College.

Stuart J. Swiedler, M.D., Ph.D., Vice President, Clinical Affairs

Dr. Swiedler has served as Vice President, Clinical Affairs of BioMarin since June 1998. From November 1997 to June 1998, Dr. Swiedler was an independent technology consultant. From May 1995 to November 1997, Dr. Swiedler served as Vice President, Research Programs at Glycomed, Incorporated, a biotechnology company. Dr. Swiedler’s biotechnology experience includes six years of post-doctoral work at the Yale University and Duke University schools of medicine. He is board-certified in anatomic pathology and has conducted extensive research in the molecular biology of carbohydrate enzymes. Dr. Swiedler holds five patents and is the author of 20 peer-reviewed journal articles. Dr. Swiedler holds a Ph.D. from the Johns Hopkins University School of Medicine, Biochemistry, Cellular, and Molecular Biology training program, an M.D. from the Johns Hopkins School of Medicine, and a B.S. from the State University of New York at Albany.

Kim R. Tsuchimoto, C.P.A., Vice President, Controller

Ms. Tsuchimoto was promoted to Vice President, Controller in January 2002, having joined BioMarin in February 1997 as BioMarin’s Controller. From November 1993 to November 1996, Ms. Tsuchimoto served as Controller for Dodd Smith Dann Inc., a fundraising and marketing consultant for non-profit organizations. Prior to that, Ms. Tsuchimoto served as Controller from January 1990 to October 1993 and Assistant Controller from January 1988 to January 1990 for Partech International (formerly Paribas Technology), a venture capital firm affiliated with Banque Paribas. Ms. Tsuchimoto is a licensed California certified public accountant and received a B.S. in business administration from San Francisco State University.

Executive Compensation

Summary Compensation Table

The Company is required by the SEC to disclose compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during the last three fiscal years to (a) the Company’s Chief Executive Officer; (b) the Company’s four most highly compensated officers, other than the Chief Executive Officer, who were serving as officers at the end of fiscal year 2002; and (c) up to two additional individuals for whom such disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of fiscal year 2002; provided, however, that no disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

Accordingly, the following table discloses compensation paid by the Company during the last three fiscal years to (a) Fredric D. Price, the Company’s Chairman and Chief Executive Officer; (b) Christopher M. Starr, Ph.D., Emil D. Kakkis, M.D. Ph.D., John L. Jost, Ph.D. and Stuart J. Swiedler, M.D. Ph.D., the four most highly-compensated officers other than the Chief Executive Officer who were serving as officers at the end of fiscal year 2002 and whose salary and bonus exceeded $100,000. These individuals are referred as the “Named Executive Officers.”

The entry under the column “Other Annual Compensation” for Mr. Price in 2000 includes the value of his restricted stock grant issued upon commencement of his employment, a tax gross-up benefit relating to the compensation earned from the restricted stock grant and payments for temporary housing. Each of these amounts paid to Mr. Price is described in more detail in the section captioned “Employment Agreements”. The entries under the column “All Other Compensation” in the table represent the premiums paid for life insurance benefits and vested 401(k) matching for each Named Executive Officer.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	Securities Underlying Options/SARs(#)	All Other Compensation($)
Fredric D. Price(1)	2002	458,129	—		—	2,496
Chairman and Chief Executive Officer	2001 2000	408,269 99,487	278,500 100,000	— 578,424	175,000 523,288	989 —

Christopher M. Starr, Ph.D.	2002	262,500	—		—	4,522
Senior Vice President, Scientific Operations	2001 2000	250,000 190,000	— 75,000	— —	25,000 75,194	2,294 1,614

Emil D. Kakkis, M.D., Ph.D.	2002	257,250	—		—	4,522
Senior Vice President, Business Operations	2001 2000	245,000 229,327	— 50,000	— —	25,000 50,000	1,869 1,009

John L. Jost, Ph.D	2002	231,000	—		—	4,522
Vice President, Manufacturing & Process Development	2001 2000	220,000 200,000	— 50,000	— —	20,000 17,365	1,444 1,681

Stuart J. Swiedler, M.D., Ph.D.	2002	241,500	—		—	4,522
Vice President, Clinical Affairs	2001 2000	230,000 192,769	— —	— —	20,000 45,233	1,869 1,317

(1)	Mr. Price was appointed as the Chairman and Chief Executive Officer effective October 31, 2000.

Fiscal 2002 Stock Option Grants

There were no options granted to the Named Executive Officers in fiscal 2002. The annual performance options for 2002 were not granted until January 2003, and will be included in the Proxy for the 2004 Annual Meeting of stockholders. In January 2003, the Company granted the Named Executive Officers options for the purchase of the following number of shares of BioMarin common stock: Mr. Price, 125,000 shares; Dr. Starr, 50,000 shares; Dr. Kakkis, 50,000 shares, Dr. Jost, 20,000 shares; and Dr. Swiedler 30,000 shares.

Fiscal 2002 Option Exercises and Option Value Table

The following table sets forth the number of shares covered by both exerciseable and unexerciseable stock options held by each of the Named Executive Officers and certain information with respect to options exercised by the Named Executive Officers our during fiscal 2002.

Options Exercised During Fiscal Year 2002

Name	Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the- Money Options at Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Fredric D. Price	—	—	455,232	243,056	—	—
Christopher M. Starr, Ph.D.	3,018	$18,782	324,383	50,000	$551,500	—
Emil D. Kakkis, M.D., Ph.D.	—	—	286,377	53,125	611,019	—
John L. Jost Ph.D.	—	—	209,371	49,689	—	—
Stuart J. Swiedler, M.D., Ph.D.	—	—	185,184	40,782	321,404	—

(1)	Based on closing price on December 31, 2002 of $7.05 per share less exercise price per share.

Employment Agreements

BioMarin is party to employment agreements with the Named Executive Officers and each current executive officer on the terms enumerated on the chart below. Each of these employment agreements is terminable without cause by BioMarin upon six months’ prior written notice to the officer, or by the officer upon three months’ prior written notice to BioMarin. BioMarin is obligated to pay the officer’s salary and benefits until termination.

In 2002, the Company instituted a new change of control policy that is applicable to each of the officers listed in the table below, other than Mr. Price. Under the new policy, in the event of a change of control, all options held by the officer will immediately vest. Additionally, for Dr. Starr, Dr. Kakkis, Mr. Drapeau and Mr. Landau, in the event that any one of them is involuntarily terminated within one year of a change of control of BioMarin, such person will receive a severance payment equal to 12 months of his base salary and continuation of employer sponsored benefits for 12 months. For Dr. Jost and Dr. Swiedler, in the event that either of them is involuntarily terminated within one year of a change of control of BioMarin, such person will receive a severance payment equal to 10 1/2 months of his base salary and continuation of employer sponsored benefits for 10 1/2 months.

Name of Executive Officer	2002 Salary Rate(1)	Annual Bonus	Initial Grant of Right to Purchase Equity Securities(2)	Agreement Termination Date
Fredric D. Price	$500,000	Annual bonus, payable in cash based on performance.	Options to purchase up to 500,000 shares of BioMarin’s common stock at a purchase price of $12.50 per share.	October 30, 2006

Christopher M. Starr, Ph.D.	$262,500	Annual bonus, payable in cash and/or stock.	400,000 shares of BioMarin’s common stock at a purchase price of $1.00 per share.	June 26, 2003

Emil D. Kakkis, M.D., Ph.D.	$257,250	Eligible to receive a cash bonus based on achievement of milestones and an annual bonus, payable in cash and/or stock.	Options to purchase up to 200,000 shares of BioMarin’s common stock at a purchase price of $4.00 per share.	None

Louis C. Drapeau	$250,000	Annual bonus, payable in cash and/or stock.	Options to purchase up to 125,000 and 25,000 shares of BioMarin’s common stock at a purchase price of $9.25 and $4.24, respectively.	None

Stuart Swiedler, M.D., Ph.D.	$241,500	Annual bonus, payable in cash and/or stock.	Options to purchase up to 150,000 shares of BioMarin’s common stock at a purchase price of $4.00 per share.	None

John L. Jost, Ph.D.	$231,000	Annual bonus, payable in cash and/or stock.	Options to purchase up to 200,000 shares of BioMarin’s common stock at a purchase price of $13.00 per share.	None

Jeffrey L. Landau	$225,000	Annual bonus, payable in cash and/or stock.	Options to purchase up to 125,000 shares of BioMarin’s common stock at a purchase price of $9.25 per share.	None

(1)	2002 Annual Salary Rate reflected in the above table reflects 2002 annual salary rate as of December 31, 2002. The table entitled “Summary Compensation Table” reflects actual salaries paid in 2002 and includes mid-year salary adjustments.
(2)	Options in this table were granted on commencement of employment for each individual.

On March 14, 2003, BioMarin and Mr. Price amended and restated, in its entirety, the former employment agreement between BioMarin and Mr. Price, dated October 31, 2000. The amended agreement provides for a continuation of the salary and bonus terms of the existing agreement until October 30, 2003 and thereafter provides for an annual base salary of $550,000 for the year ending October 30, 2004, with the potential for increased amounts for the subsequent two years and a potential performance bonus of up to 125% of Mr. Price’s base salary for each of the years ending October 30, 2004, 2005 and 2006. The amended agreement did not modify the terms of the interest-deferred loan made by BioMarin to Mr. Price in 2000 in the amount of $860,000, which becomes due and payable to BioMarin on October 31, 2006.

Under the amended agreement, Mr. Price is entitled to receive a grant of 25,000 restricted shares of BioMarin’s common stock on October 31, 2003 (to vest on October 31, 2004) and to receive a cash payment equal to his total income tax liability from receiving such restricted shares and from receiving such payment. The 25,000 restricted shares are subject to adjustment in the event that the closing price of a share of BioMarin’s common stock on October 31, 2003 is less than $11.00 per share or greater than $14.00 per share, such that he would not receive shares having a value less than $275,000 or greater than $350,000. Additionally, Mr. Price is entitled to receive an option to purchase an additional 500,000 shares of BioMarin’s common stock on October 31, 2003, at a per share exercise price equal to the closing price of a share of BioMarin’s common stock on October 31, 2003 (which option will vest monthly over 36 months, commencing October 31, 2003). BioMarin further agreed to grant Mr. Price additional options to purchase 200,000 shares of BioMarin common stock on each of October 31, 2004 and October 31, 2005 (which will each vest monthly over 36 months, commencing on the date of grant).

Either party can terminate the amended agreement on sixty days’ notice. In the event that there is a change in control which results in Mr. Price’s actual or constructive termination, he is entitled to (i) a severance payment equal to twice the aggregate of his annual base salary and bonus payable in the year in which termination occurs, (ii) forgiveness of all outstanding principal and interest on the interest-deferred loan, (iii) acceleration of all his unvested stock options and the full unvested portion of his second 25,000 share restricted stock grant (and a registration right with respect to such shares) and (iv) an additional payment equal to his income tax liability applicable to the severance package.

If Mr. Price is terminated other than for cause or he resigns with good reason, he is entitled to (i) a severance payment equal to his applicable annual base salary and bonus for the year in which termination occurs (plus an additional cash payment equal to the income tax liability associated with forgiveness of the loan and such additional payment), (ii) forgiveness of all outstanding principal and interest on the interest deferred-loan, (iii) if such termination occurs on or after October 31, 2003, acceleration of the full unvested portion of his second 25,000 share restricted stock grant (and a registration right with respect to such shares) and (iv) the extension of the exercise period for all his vested stock options to one year following termination. Additionally, if he is terminated other than for cause between October 31, 2003 and October 30, 2005, he is entitled to an additional cash payment equal to the income tax liability associated with forgiveness of the loan and such additional payment.

If Mr. Price becomes disabled or dies between October 31, 2003 and October 30, 2006, he (or his estate) is entitled to (i) acceleration of the full unvested portion of his 25,000 share restricted stock grant, (ii) a payment equal to the aggregate base salary that would have been paid to him if had continued to be employed through October 30, 2006, and (iii) the pro rata portion of his bonus earned for the year in which he became disabled or died.

The amended agreement has a term that expires on October 30, 2006 and will automatically renew for an additional three-year period unless either Mr. Price or BioMarin give the other notice of his/its intent not to renew the agreement. If BioMarin decides not to renew the agreement, BioMarin must pay Mr. Price an amount such that BioMarin’s net payment after deduction of all income taxes at the highest marginal rates applicable to Mr. Price will equal the sum of (i) the base salary BioMarin paid him for the year ended October 30, 2006 and (ii) a percentage of such base salary equal to the same percentage of the bonus BioMarin paid him for the year ended October 30, 2005 compared to the base salary BioMarin paid him for the year ended October 30, 2005. Additionally, any vested options will be exercisable for one year from the termination of the agreement and all unvested options will remain unvested and unexercisable.

In 1997, BioMarin provided a loan to Dr. Starr for the purchase of his 400,000 shares referenced in the table above which were purchased pursuant to the Founders’ Stock Purchase Agreement described below under “Certain relationships and Related Transactions.” The loan bears interest at a rate of 6% per annum. If Dr. Starr’s employment is terminated by BioMarin for any reason, he has the right to sell any or all of these shares of common stock to BioMarin at a price per share equal to the lesser of the then-current per share market price of the shares or the original per share purchase price of $1.00.

In December 1998, the Board approved a form of indemnification agreement to be entered into between BioMarin and each of its executive officers and Directors. This indemnification agreement requires BioMarin, among other things, to indemnify executive officers and Directors against liabilities that may arise by reason of their status or performance of their duties as executive officers or Directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

For a description of other transactions between BioMarin and its affiliates, see “Certain Relationships and Related Transactions.”

Section 162(m)

BioMarin has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to its executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. BioMarin has adopted a policy that, where reasonably practicable, it will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

Certain Relationships And Related Transactions

Since January 1, 2002, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any Director, executive officer, holder of more than 5% of the common stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described elsewhere in this Proxy, and (ii) the transaction described below.

Transactions with Directors, Executive Officers and 5% Stockholders

During 2002, through August 2002, Glyko Biomedical Ltd. (GBL), paid BioMarin $7,700 per month in management fees for accounting and related governmental reporting services.

Dr. Emil D. Kakkis, one of BioMarin’s Senior Vice Presidents holds a position with Harbor-UCLA Research Educational Institute (“REI”). REI licenses certain intellectual property and provides other research services to BioMarin. BioMarin is also obligated to pay REI contingency payments upon achievement of certain regulatory milestones totaling $300,000 and royalties on future sales of products covered by the license agreement. Minimum annual royalties payable to REI are $25,000. Under this and another research agreement, BioMarin paid REI approximately $0.8 million and $1.1 million in 2001 and 2002, respectively. BioMarin’s joint venture with Genzyme is subject to a second agreement with REI that requires the joint venture to pay REI a royalty on future sales of products covered by the agreement, which include sales of Aldurazyme, through November 2019. Dr. Kakkis is entitled to a portion of all of the royalties paid to REI. To date, Dr. Kakkis has not received $60,000 or more in any year pursuant to these agreements.

Indebtedness Of Directors And Executive Officers

Other than as described below, no Director or executive officer of the Company or associate of any Director or executive officer, is or at any time since January 1, 2002, the beginning of the most recently completed fiscal year, has been indebted to the Company.

Pursuant to the Stock Purchase Agreements under which the Company sold stock to founding officers of the Company, the Company has loaned $1,300,000 and $400,000 to Mr. Denison, and Dr. Starr, respectively, to purchase common stock of the Company. The loans are evidenced by interest bearing promissory notes due on demand and are fully recourse. Mr. Denison repaid the loan in-full in December 2002. As of December 31, 2002, the balance of Dr. Starr’s note plus accrued interest was $468,000.

In April 2001, the Company loaned Mr. Price, Chairman and Chief Executive Officer, $860,000 to purchase a residential property and received a promissory note secured by the property, pursuant to the terms of his employment agreement with the Company. The note matures on October 31, 2006 and bears interest at the

Federal mid-term rate (3.16% as of December 31, 2002). The balance of the note plus accrued interest at December 31, 2002 was $931,700.

In February 2002, the Company loaned Dr. Starr $300,000 and received a promissory note secured by his unencumbered shares of the Company. The note accrued interest at the Federal short-term rate and was repaid during 2002.

In March 2002, the Company entered into an employment agreement with Mr. Landau that entitles him to loans from the Company of up to $100,000 to be applied to the purchase of a home or up to $36,000 annually if a purchase of a home is not completed. In June 2002, the Company loaned Mr. Landau $36,000. The loan bears interest at 6.0% per annum and is due upon termination of his employment with the Company.

The following table sets forth certain information related to any indebtedness of Directors or executive officers of the Company owed to the Company.

Name of Borrower	Largest Amount of Outstanding Indebtedness (1)	Outstanding Indebtedness as of December 31, 2002	Maturity Date	Interest Rate		Security for Indebtedness
Grant W. Denison, Jr.(2)	$1,738,587	—	—	6%		1,300,000 shares of BioMarin common stock
Christopher M. Starr, Ph.D.	$468,000	$468,000	(3)	6%		342,956 shares of BioMarin common stock
Fredric D. Price	$931,700	$931,700	October 31, 2006	3.16	%(4)	Residential property purchased with proceeds of loan
Christopher M. Starr, Ph.D.	$305,225	—	—	2.74%		37,258 shares of BioMarin common stock
Jeffrey I. Landau	$37,080	$37,080	(5)	6%		None

(1)	Including accrued interest as of December 31, 2002, except in the case of Mr. Denison.
(2)	Mr. Denison resigned from the BioMarin Board as of May 29, 2002.
(3)	Under the terms of the loan, the loan is due upon Dr. Starr’s termination of involvement with BioMarin.
(4)	Rate as of December 31, 2002.
(5)	Under the terms of the loan, the loan is due upon Mr. Landau’s termination of employment with BioMarin.

Performance Graph

The following graph compares the cumulative total stockholder return with the cumulative total return of the Nasdaq Stock Market (U.S.) and the Nasdaq Pharmaceutical Index of stocks in Standard Industry Code (SIC) 283, encompassing primarily biotechnology, pharmaceutical and medical specialty companies, assuming a $100 investment in common stock on July 31, 1999 and reinvestment of dividends during the period. The period covered by the graph includes that portion of the fiscal year ended December 31, 1999 during which BioMarin was publicly traded.

	BioMarin	Nasdaq Stock Market (U.S.)	Nasdaq Pharmaceutical Index
7/31/1999	100	100	100
12/31/1999	90	154	150
12/31/2000	112	149	172
12/31/2001	92	104	179
12/31/2002	54	51	103

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for setting general compensation goals and operational guidelines for BioMarin personnel, for setting all elements of the compensation of the executive officers of BioMarin, and for approving grants of stock options for officers of BioMarin. During 2002, the Compensation Committee was composed of three outside, independent members of the Board.

Compensation Goals and Policies

The goal of BioMarin’s compensation policies is to provide compensation sufficient to attract, motivate and retain executives and staff of outstanding ability and potential. Compensation policies are intended to establish an appropriate relationship between executive compensation and the creation of stockholder value as measured by the equity markets. BioMarin uses the following principles to help achieve that goal:

(1)	BioMarin provides competitive compensation packages incorporating all compensation elements for executives and staff based upon BioMarin’s internal policies and compensation packages at similarly situated pharmaceutical and biotechnology companies in the San Francisco Bay Area.

(2)	BioMarin rewards executives and senior staff for outstanding performance by the individual and by BioMarin.

(3)	BioMarin seeks to align the long-term interests of the stockholder and the executives and the senior staff through the use of employee stock options and other stock priced related compensation, such as its Employee Stock Purchase Program.

Considerations for 2002 Compensation

Increases in base salary for 2002 were made effective January 1, 2002 primarily based on the progress and achievements of BioMarin during 2001 and competitive conditions in the job marketplace for biotechnology expertise in the San Francisco Bay Area marketplace.

The Compensation Committee took particular note of 2001 achievements including the completion of a Phase 3 trial of Aldurazyme, the acquisition of the Neutralase program from IBEX and the completion of a $45 million private placement and $96.6 million public offering.

Based on the Compensation Committee’s judgment as to the value of these events and other less visible internal developments, the Compensation Committee awarded long-term compensation stock option grants to the executives and staff of BioMarin. Grants were pro-rated for the portion of the year that the employee was in the service of BioMarin.

Salary compensation for the staff below the rank of officer was increased by an average of 7%, which approximated the reported average salary increase in the biotechnology industry in the San Francisco Bay Area and which was also pro-rated for time in service during the year. The Compensation Committee deemed that these compensation actions were appropriate for the progress made by BioMarin in 2001 and maintained a competitive balance with biotechnology companies of similar size and state of development in the region.

With respect to officer salary, the Compensation Committee determined that, based on the factors described above, it was appropriate and elected to increase salaries by an average of 7%.

In February 2003, the Company paid the following performance bonuses to the Named Executive Officers (other than Mr. Price) for their service in 2002: Dr. Starr, $60,000; Dr. Kakkis, $60,000; Dr. Jost, $30,000; and Dr. Swiedler, $42,500. These bonuses were in recognition of the Company’s achievements in 2002, including completion of the acquisitions of Synapse Technologies and Glyko Biomedical Ltd. and the completion of the Biologics License Application (BLA) and Marketing Authorization Application (MAA) for Aldurazyme®, the Company’s lead product candidate.

Chief Executive Officer Compensation

Effective October 31, 2000, Mr. Price was elected by the Board to the position of Chief Executive Officer and Chairman of the Board. At that time, the Compensation Committee negotiated a three-year employment agreement, which included a competitive compensation package appropriate to Mr. Price’s demonstrated leadership capabilities and achievements. Mr. Price’s base salary for 2002 was set by this employment agreement. Pursuant to the terms of his employment contract, Mr. Price was also entitled to a bonus of at least $112,500 and an additional stock option grant to purchase 125,000 shares for his service in 2002. Based on the foregoing and the factors described below, in January 2003, the Company granted Mr. Price an option for the purchase of 125,000 shares of BioMarin common stock and a bonus of 225,000.

The terms of Mr. Price’s compensation for 2002 were primarily determined prior to his service with BioMarin. However, the Compensation Committee believes that, during 2002, Mr. Price has amply demonstrated that his skills merit his remuneration. In particular, the Compensation Committee notes the continued efforts to strengthen the Company’s management team, including the additions of Mr. Drapeau and Mr. Landau, the acquisitions of Synapse Technologies and Glyko Biomedical Ltd. and the filing of the BLA and MAA for Aldurazyme®.

The Compensation Committee negotiated an amended and restated employment agreement with Mr. Price, which was executed in March 2003 and is described in the Proxy. The Compensation Committee determined that the terms of the amended and restated employment agreement were fair and in the best interest of the Company due to the significant contributions Mr. Price has made to the Company in the last 30 months. The Compensation Committee particularly noted the Company’s recent success of completing equity financing transactions raising approximately $145 million and the significant accomplishments in advancing the approval process for Aldurazyme.

The Compensation Committee believes that the above authorized compensation actions based upon BioMarin achievements and competitive compensation levels will serve to help retain a highly qualified and motivated staff led by excellent senior management that is a requirement for the prosperity of BioMarin and the creation of stockholder value.

Respectfully submitted on April 28, 2003 by the members of the Compensation Committee of the Board of Directors:

Erich Sager, Chairman

Elaine J. Heron, Ph.D.

Vijay B. Samant

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financials statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

In addition, the Committee has discussed with the independent auditors, the auditor’s independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independent Discussions With Audit Committees).

The Committee discussed with management and the independent auditors the overall scope and plans for the 2002 annual audit. The Committee met with management and the independent auditors, with and without management present, to discuss the results of their examination, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission and the Swiss SWX New Market. The Committee and the Board also have recommended the selection of the Company’s independent auditors for the year ending December 31, 2003.

Respectfully submitted on April 4, 2003 by the members of the Audit Committee of the Board of Directors:

Franz L Cristiani, Chairman

Elaine J. Heron, Ph.D.

Gwynn R. Williams

PROPOSAL THREE:  AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board is proposing an amendment to the BioMarin Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000. In recent years, BioMarin has taken significant steps to advance its internal product programs and acquire complimentary business and technologies. In doing so, BioMarin has issued a significant amount of common stock in fundraising activities and in payment for acquisitions. As of April 15, 2003, there were 63,387,739 shares of common stock issued and outstanding and 8,617,999 shares issuable upon exercise of currently outstanding options and warrants. As of such date, the Company has fewer than 3,000,000 shares of common stock available for issuance for other purposes. Accordingly, the Board recommends an amendment to the Certificate to increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares.

The increase in the number of authorized shares of common stock is recommended by the Board in order to provide a sufficient reserve of such shares for the future growth and needs of the Company. If approved by the stockholders of the Company, such additional authorized shares would be available for future issuance for various corporate purposes at the discretion of the Board and without further authorization by the stockholders (subject to the requirements of applicable law and the listing requirements of The Nasdaq National Market). Such purposes might include, without limitation, the issuance and sale of common stock: (i) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (ii) in public or private offerings as a means of obtaining additional capital to strengthen the Company and fund its product development and commercialization efforts; (iii) to satisfy any current or future obligations of the Company; (iv) in connection with stock splits and dividends; or (viii) with respect to existing or new benefit, option or stock ownership plans or employment agreements.

Any such issuance (other than a stock split or dividend) would reduce the current stockholders’ proportionate interests in the Company. Moreover, the issuance of additional shares of common stock could discourage attempts to acquire control of the Company by tender offer or other means. In such a case, stockholders might be deprived of benefits that could result from such an attempt, such as realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Also, the issuance of stock to persons supportive of the Board could make it more difficult to remove incumbent management and Directors from office. The proposed increase in the number of authorized shares of common stock will not change the number of shares of common stock outstanding or the rights of the holders of such stock.

Other than for the possibility of issuing new shares of common stock upon the exercise of stock options under the Company’s stock option plans or in connection with various other benefit plans, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment to the Certificate.

Although the Board will authorize the issuance of common stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of common stock may have, among others, a dilutive effect on the equity and voting rights of holders of shares of common stock as described above. The Board, however, believes that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh these possible disadvantages.

The Board unanimously recommends voting “FOR” the amendment to the Certificate to increase the number of authorized shares of common stock.

PROPOSAL FOUR:  AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

The Board is also proposing an amendment to the Certificate to increase the number of authorized shares of preferred stock from 1,000,000 to 1,250,114. At the beginning of 2002, the Company had 1,000,000 authorized shares of “blank check” preferred stock. Due to the designation of the “blank check” preferred stock in connection with the implementation of the Company’s stockholders’ rights plan and the acquisition of Glyko Biomedical Ltd., as of April 15, 2003, the Company had only 249,886 authorized shares of “blank check” preferred stock. In order to maximize the Company’s ability to structure possible further transactions in the most advantageous way, the Board recommends an amendment to the Certificate to increase the number of authorized shares of preferred stock from 1,000,000 to 1,250,114 so that the number of authorized shares of “blank check” preferred stock increases from 249,886 shares to 500,000 shares.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by stockholders and the terms, preferences, privileges, rights and other features of which are determined by the Board upon issuance or designation prior to issuance. The authorization of such “blank check” preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.

Subject to limitations prescribed by law, the proposed amendment to the Certificate would expressly authorize the Board, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers (including the power to elect one or more Directors), designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company’s stockholders. The proposed amendment to the Certificate would give the Board the flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company’s stockholders. Therefore, stockholders would not have the opportunity to approve the Board’s designation of preferences and/or issuance of preferred stock either before or after its designation and/or issuance.

The availability of additional shares of “blank check” preferred stock will provide the Company with more flexibility in negotiating and structuring potential transactions. Preferred stock could be issued for cash as a means of obtaining capital or as consideration for the acquisition of complementary businesses or assets. At this time, however, the Board has no specific plan to authorize the issuance of or to issue shares of preferred stock to any particular person or for any particular purpose.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent management and Directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of stockholders.

The Board unanimously recommends voting “For” the amendment to the Certificate to increase the number of authorized shares of preferred stock.

PROPOSAL FIVE:  AMENDMENT OF BIOMARIN 1997 STOCK PLAN

The Board is proposing an amendment to the BioMarin 1997 Stock Plan (the “Plan”) to increase the maximum number of additional options issuable under the Plan pursuant to the “evergreen provision” of the Plan from 2,000,000 shares to 3,000,000 shares per annum.

As currently in effect, Section 3 of the Plan provides, in part, that the number of options that may be issued pursuant to the Plan increases by the “lesser of (i) 4% of the then-outstanding common stock of the Company, (ii) 2,000,000 shares, or (iii) a lower amount set by the Board.” Since the Company’s outstanding common stock is more than 50,000,000 shares, the number of options the Company is authorized to issue increase by a maximum of 2,000,000 each year. As the Company has continued to develop, it has needed to hire a greater number of qualified candidates than were anticipated at the time the Plan was adopted, near the incorporation of the Company. In the biopharmaceutical industry qualified candidates expect that a portion of their compensation package will be equity based. Accordingly, the limitations of this clause have limited the Company’s ability to make offers to qualified candidates for certain jobs.

The Board is proposing to amend the Plan to increase the maximum number of additional options authorized under the Plan each year to 3,000,000. The actual amount of the increase, subject to limitation by the maximum cap, will continue to be 4% of the outstanding capital stock of the Company. As of April 15, 2003, 7,608,153 shares of common stock were issuable upon exercise of outstanding options issued under the Plan (including 2,764,918 shares underlying options that had not yet vested) and an additional 3,278,782 shares were then available for grant under the Plan, including the 2,000,000 that became available on January 1, 2003. The Board believes that the number of shares currently available for award grant purposes under the Plan is insufficient to adequately provide for future incentives. The Board believes that the additional shares requested under the Plan will give the Company greater flexibility to structure future incentives and better attract, retain and motivate key employees. If the amendment to the Plan is not approved by stockholders, the current share limits under the Plan will remain in effect.

The Board has the authority to issue options under the Plan without further action by the stockholders. To the extent that additional options are issued to employees and such options are exercised, the issuance of the shares of common stock would reduce the current stockholders’ proportionate interests in the Company. Moreover, the issuance of additional shares of common stock could discourage attempts to acquire control of the Company by tender offer or other means. In such a case, stockholders might be deprived of benefits that could result from such an attempt, such as realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Also, the issuance of stock to executives or employees supportive of the executives could make it more difficult to remove incumbent management and Directors from office.

However, the Board believes that recruiting and retaining the best qualified employees and service providers is essential to the Company’s future operations. Therefore, the Board believes that benefits of the increase in the maximum number of shares of common stock available for issuance under the plan outweigh the potential disadvantages from the possible issuance of such shares.

Summary of Other Terms of the Plan

The following is a brief summary of the other material terms of the Plan. The following discussion applies to the Plan as currently in effect and as proposed. This summary is qualified in its entirety by reference to the Plan, a copy of which was included with the electronic version of this Proxy as filed with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s website (www.sec.gov). In addition, a hard copy may be obtained by making a written request to the Company, attention Investor Relations.

Eligibility to Receive Awards

All employees, directors and individuals providing services to the Company or its affiliates, (approximately 220 people as of February 28, 2003) are eligible to participate in the Plan. Eligibility for incentive stock options is limited to those individuals whose employment status would qualify them for the tax treatment of Sections 421 and 422 of the Code. Participants are not required to provide consideration to the Company or its affiliates for the grant or extension of awards under the Plan, other than to provide services to the Company or its affiliates. However, participants are required to pay the option exercise price or share purchase price for the issuance of common stock under the Plan, as described below.

Administration of the Plan

The Compensation Committee administers the Plan, provided that the Compensation Committee delegates administrative authority to the Employee Option Committee to issue options to non-officer employees. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom awards will be granted, the number of shares to be covered by each award and the terms and conditions upon which each of the awards may be granted including vesting periods.

Description of Awards

Options.    The Plan permits the grant of options that are either incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options, or NSOs, on terms, including the exercise price, which may not be less than 85% of the fair market value of BioMarin’s common stock for NSOs, and the vesting schedule, determined by the Compensation Committee, subject to certain statutory limitations and other limitations in the Plan.

Options granted under the Plan are generally not transferable by the optionee. Options granted under the Plan must generally be exercised within three months after the end of the optionee’s status as an employee, director or consultant of the Company, or within twelve months after the optionee’s termination by death or disability, but in no event later than the expiration of the option’s term. However, the Compensation Committee or, for non-officer employees, the Employee Option Committee, has the authority to modify these provisions. Pursuant to such authority, the Compensation Committee is in the process of instituting a policy of extending the exercise period of options for certain individuals who “retire.” For purposes of the policy, retirement applies to a termination other than for cause by certain officers of the Company as defined on a case-by-case basis, who are at least 59 1/2 years old and who have performed services for the Company on substantially a full-time basis for at least 5 years. Options held by individuals meeting the foregoing criteria would remain exercisable until termination (generally 10 years from the date of grant), notwithstanding the termination of employment.

The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the Company’s common stock on the date of grant. The exercise price of NSOs granted under the Plan is determined by the Board at an exercise price not less than 85% of fair market value. With respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the exercise price must be at least equal to the fair market value of the Company’s common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of voting power of all classes of the Company’s outstanding capital stock, the exercise price of any incentive stock option granted must be at least equal to 110% of the fair market value on the grant date and the term of the ISO must not exceed five years. The term of all other options granted under the Plan may not exceed ten years.

Stock Purchase Rights.    The Plan allows for the grant of an immediate, short term right to purchase shares of the Company’s common stock, referred to as Stock Purchase Rights in the Plan, subject to certain restrictions, including possible repurchase by the Company for a period of time, at the original purchase price. The Compensation Committee establishes the specific restrictions associated with the Stock Purchase Rights. Although the Company may grant Stock Purchase Rights in the future, it has never previously granted a Stock Purchase Right under the Plan.

Vesting

The Compensation Committee or, for non-officer employees, the Employee Option Committee, determines the time or times at which awards under the Plan will vest or become exercisable.

Reclassification of Stock

Under the Plan, if the shares of common stock are subdivided or combined into a greater or smaller number of shares the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan and to the maximum share limits described above, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, including any exercise prices relating to the awards and any other provision of awards affected by such change.

Certain Transactions

The Plan provides that in the event of a merger of the Company with or into another corporation, or a sale of substantially all of the Company’s assets, each option may be assumed or an equivalent option substituted for by the successor corporation. If the outstanding options are not assumed or substituted, the Compensation Committee will provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable.

Federal Income Tax Considerations

The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of awards under the Plan under U.S. federal income tax laws as currently in effect:

Incentive Stock Options.    An optionee is generally not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon the exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee’s gain (or loss), if any, upon a subsequent disposition of such shares is a capital gain (or loss). The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain (or loss) in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee’s adjusted basis in the stock (usually the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the required holding periods described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

Non-Qualified Stock Options.    The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and the optionee’s basis for determining gain or loss will be the sum of the exercise price paid for the shares plus the amount of compensation income recognized on exercise of the option.

Stock Purchase Rights.    The tax consequences associated with the grant and exercise of a Stock Purchase Right will depend on the exact terms of the award, including the purchase price and the restrictions on the shares of common stock purchased. Because of the flexibility in granting Stock Purchase Rights, it is not possible to provide a general description of the tax consequences associated with such awards.

Specific Benefits, Historical Grants under the Plan

The Company has not approved any awards under the Plan that are contingent on stockholder approval of this proposed amendment. If the additional shares covered by this proposal had been available for award purposes in fiscal 2002, the Company expects that its award grants for fiscal 2002 would not have been substantially different from those actually made in that year. The Named Executive Officers received options for the purchase of an aggregate of 275,000 shares of common stock for services rendered in 2002. However, the options were not actually issued until January 6, 2003.

The Company currently expects to continue granting awards under the Plan, in general, an annual basis for performance awards to current employees and on a case by case basis to new employees at the time of hire. Performance Awards for 2003 are expected to occur in December 2003. However, the Company has not determined any specific awards or award grant levels with respect to any future awards. Thus, the number, amount and type of awards to be received by or allocated to eligible persons in the future under the Plan cannot be determined at this time.

The closing market price for a share of the Company’s common stock as of April 29, 2003 was $11.75 per share. The table below lists information related to options issued pursuant to the Plan.

Historical Option Grants

Total Options Issued Under 1997 Stock Plan(1)
Fredric D. Price	698,288
Christopher M. Starr, Ph.D.	434,659
Emil D. Kakkis, M.D., Ph.D.	339,502
John L. Jost Ph.D.	259,060
Stuart J. Swiedler, M.D., Ph.D.	275,966
All Executive Officers as a Group	1,747,479
All Non-Executive Directors as a Group	134,135
All Non-Executive Officer Employee Group	9,657,050

(1)	Includes all options granted under the Plan, including outstanding options, options granted and exercised and options granted and expired unexercised (which are available for reissuance under the Plan).

Equity Compensation Plans

The following table provides certain information with respect to all of BioMarin’s equity compensation plans in effect as of December 31, 2002.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by stockholders	7,077,509	$11.21	3,118,581
Equity compensation plans not approved by stockholders	—	—	—
Total	7,077,509	$11.21	3,118,581

(1)	Does not include any shares of BioMarin common stock issuable under its 1998 Employee Stock Purchase Plan. BioMarin issues shares under this plan once every six months based on employee elections in the preceding six months. Pursuant to the terms of this plan, the number of shares to be issued and the price per share is not determined until immediately before the date of issuance.
(2)	Includes options and shares of common stock issuable pursuant to BioMarin’s 1997 Stock Plan, as amended, 1998 Director Option Plan and 1998 Employee Stock Purchase Plan. Pursuant to the terms of these plans, the number of shares of common stock available for future issuance under these plans increases on the first day of each fiscal year of BioMarin or, January 1 of each year. On the first day of each fiscal year of BioMarin, the common stock available for future issuance under the 1997 Stock Plan increases by the lesser of (i) 4% of the then outstanding capital stock of BioMarin, (ii) 2,000,000 shares (subject to adjustment upon approval of this proposal), or (iii) a lower amount set by the BioMarin Board. On the first day of each fiscal year of BioMarin, the common stock available for future issuance under each of the 1998 Director Option Plan and the 1998 Employee Stock Purchase Plan increases by the lesser of (i) 200,000 shares, (ii) 0.5% of the then outstanding capital stock of BioMarin, or (iii) a lower amount set by the BioMarin Board.

The Board unanimously recommends voting “For” the foregoing amendment to the 1997 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and officers and persons who own more than that 10% of a registered class of the Company’s equity securities to file reports of ownership and reports of changes in the ownership with the SEC. Executive officers, Directors and greater than 10% stockholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Except for the following transactions, to the best of the Company’s knowledge, based solely on a review of the copies of such reports furnished to us or written representation that no other reports were required, during the fiscal year ended December 31, 2002, all officers, Directors, and greater than 10% stockholders complied with all Section 16(a) filing requirements.

Mr. Cristiani and Mr. Samant each became Directors on June 14, 2002, but the Initial Statement of Beneficial Ownership of Securities on Form 3 for each individual was not filed until July 17, 2003. Mr. Drapeau became the Company’s Chief Financial Officer on August 1, 2002, but the Initial Statement of Beneficial Ownership of Securities on Form 3 for Mr. Drapeau was not filed until August 29, 2002. Additionally, the Form 3 for Mr. Drapeau was amended on October 18, 2002 to include shares that were omitted from the Form 3 as filed on August 29, 2002. In connection with the acquisition by BioMarin of Glyko Biomedical Ltd. (GBL) each of Mr. Williams, Mr. Sager, Dr. Starr and Dr. Kakkis received options for the purchase of, or shares of, BioMarin common stock in exchange for options for the purchase of, or shares of, GBL common stock owned by such individuals. Although the GBL acquisition occurred on August 21, 2002, each of Mr. Williams, Mr. Sager, Dr. Starr and Dr. Kakkis did not file a Change of Beneficial Ownership of Securities on Form 4 related to the options and shares acquired until October 1, 2002. Finally, Mr. Williams acquired shares of BioMarin common stock on exercise of an option on November 19, 2002, but did not file a Change of Beneficial Ownership of Securities on Form 4 related to such acquisition until December 3, 2002.

OTHER MATTERS

Except as otherwise indicated, information contained herein is given as of April 30, 2002. The Company’s management knows of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders. The Company is not soliciting proxies for any matter that is not now known to the Company’s management that should come properly before the Annual Meeting.

The matters to be considered at the Annual Meeting are of great importance to the stockholders of BioMarin. Accordingly, you are urged to read and carefully consider the information presented in this Proxy, and to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage paid envelope.

CONTACT FOR QUESTIONS AND ASSISTANCE IN VOTING

Any stockholder who has a question about the Proxy or how to vote or revoke a proxy, or who wishes to obtain additional copies of this Proxy or related voting materials, should contact BioMarin’s proxy solicitor at the address or telephone number listed below:

Morrow & Co., Inc.

445 Park Avenue—5th Floor

New York, NY 10022

1-800-607-0088

APPROVAL

The contents of this Proxy and the sending thereof to the stockholders have been authorized by the Board of Directors of the Company.

DATED at Novato, California this 8th day of May, 2003

Louis C. Drapeau

Vice President, Finance, Chief Financial Officer and Secretary

ANNEX A

BioMarin Pharmaceutical

Audit Committee Charter

Purpose of the Committee

The Company’s executive management is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls. The purpose of the Committee is to assist the Board in fulfilling its responsibility to oversee management’s exercise of these responsibilities, including reviewing financial information provided by the Company, the Company’s systems of internal accounting and financial controls and the annual independent audit of the Company’s financial statements.

The Committee recognizes that management and the independent auditors have more time, knowledge and detailed information on the Company than do Committee members; consequently the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors work. Further, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate. This is the responsibility of management and the independent auditors.

The functions of the Committee as described in this Charter are set forth as a guide with the understanding that the Committee may diverge from this guide if circumstances so dictate.

Membership of the Committee

Appointment and Removal

•	Members of the Committee shall be appointed by the Board, based on the recommendations of the Corporate Governance and Nominating Committee, and shall serve until a successor is duly elected or the member is removed or resigns.

•	A member of the Committee shall be automatically removed if (1) the member is no longer a director of the Company, (2) is determined by the Board to no longer be “independent” as that term is defined by Nasdaq and, if applicable, the Sarbanes-Oxley Act, or (3) is ineligible because of other rules or requirements.

•	Committee members may otherwise be removed or replaced by vote of the Board.

Number and Qualification

•	The Committee will be comprised of at least three directors. The members must be “independent” as that term is defined by Nasdaq and, if applicable, the Sarbanes-Oxley Act.

•	Each member shall be financially literate and possess knowledge of finance and accounting practices.

Committee Structure and Operations

•	The Board, taking into account the views of the Chairman of the Board and the Nominating and Governance Committee shall designate one member of the Committee as its chairperson.

•	The Committee shall meet when deemed necessary or desirable by the Committee or its chairperson, generally at least four times per year. The Committee will meet with the independent auditors each quarter. On occasion, the Committee will meet with the auditors outside of the presence of management. The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate.

•	The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

Review of Financial Statements

The Committee will review and discuss the Company’s annual and quarterly financial statements with management and the independent auditors. Attention will be given to the effect of:

•	Any significant changes in the Company’s selection or application of accounting principles;

•	Off-balance sheet transactions; and

•	Significant financial reporting issues and judgments.

The Committee will determine whether to recommend to the Board inclusion of the audited financial statements in the Company’s 10-K filing.

Annual Audit

At the completion of the annual audit, the Committee will review with management and the independent auditors the following:

•	The independent auditors’ audit and its report on the financial statements;

•	Comments and recommendations of the independent auditors;

•	Any significant changes in the auditors’ initial audit plan; and

•	Other matters related to the audit which are required to be communicated to the Committee by generally accepted auditing standards, including a discussion of critical accounting policies and procedures, any discussions between the auditors and management regarding alternative treatment of financial information, and material written communications between management and the auditors.

Legal and Other Risks

The Committee will review legal proceedings, litigation contingencies and other risks and exposures that could materially affect the financial statements. The Committee shall meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Appointment and Oversight of Auditors and the Audit Process

•	The Committee is responsible to recommend to the Board appointment and, where appropriate, replacement of the independent auditors. The Committee will review with the Board and the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer the performance and compensation of the auditors.

•	The Committee will approve all arrangements and fees for work to be performed by the independent auditor’s firm. In this connection, the Committee will meet with the auditors and the Company’s financial management to review the audit plans and proposed procedures for the current year’s audit.

•	The Committee will review the independence of the auditors. It will require that the auditors provide to the Committee a formal written statement regarding all relationships with the Company to comply with Independence Standards Board Statement No. 1.

Oversight of Internal Accounting and Internal Controls

•	The Committee will review significant findings of internal audit and management’s responses thereto. The Committee will review and consider the recommendations of the CEO with respect to the appointment or replacement of the senior internal auditing executive.

•	The Committee will review with the independent auditors that firm’s assessment of the financial staff of the Company (including internal audit) and the adequacy and effectiveness of the Company’s financial and accounting internal controls.

•	The Committee will review the Company’s policies and procedures regarding its Standards of Business Conduct. However, it is not the Committee’s duty to assure compliance with those standards or to assure that those standards comply with all laws and regulations.

•	The Committee shall establish a system whereby any complaints or concerns regarding the Company’s accounting, internal controls, auditing matters or disclosure obligations can be confidentially and anonymously reported to the Committee for appropriate treatment.

Committee Reports

The Committee shall produce the following reports and provide them to the Board:

•	A report for inclusion in the Company’s annual report or proxy that describes the Committee’s responsibilities and how those responsibilities were discharged.

•	An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or to the Chairman of the Committee, whether or not such delegation is specifically contemplated under any plan or program.

Resources and Authority of the Committee

•	The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

•	The Committee is authorized to have full access to all Company personnel, records and other informational sources.

•	The Committee is empowered to investigate any matter brought to its attention and to retain counsel, auditors or other experts as required.

ANNEX B

BioMarin Pharmaceutical

Compensation Committee Charter

Purposes of Committee

The purposes of the Compensation Committee are to:

•	Review and recommend to the Board changes (if any) to the compensation of the Company’s Chief Executive Officer (“CEO”) and those individuals who report directly to the CEO (the “Direct Reports”);

•	Assist the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human resources function;

•	Oversee the Company’s incentive compensation plans and equity-based plans; and

•	Prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission (the “SEC”), Nasdaq and any other applicable regulatory authority.

Membership of the Committee

Appointment and Removal

•	Members of the Committee shall be appointed by the Board, based on the recommendations of the Corporate Governance and Nominating Committee, and shall serve until a successor is duly elected or the member is removed or resigns.

•	A member of the Committee shall be automatically removed if (1) the member is no longer a director of the Company, (2) is determined by the Board to no longer be “independent” as that term is defined by Nasdaq and, if applicable, the Sarbanes-Oxley Act, or (3) is ineligible because of other rules or requirements.

•	Committee members may otherwise be removed or replaced by vote of the Board.

Number and Qualifications

•	The Committee will be comprised of at least three directors. The members must be “independent” as that term is defined by Nasdaq and, if applicable, the Sarbanes-Oxley Act.

•	Each member of the Committee shall qualify as “Non-Employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, and as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

Committee Structure and Operations

•	The Board, taking into account the views of the Chairman of the Board and the Nominating and Governance Committee, shall designate one member of the Committee as its chairperson.

•	The Committee shall meet when deemed necessary or desirable by the Committee or its chairperson, generally at least two times per year. The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate.

•	The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

Compensation

•	In consultation with senior management, to make recommendations to the Board as to the Company’s general compensation philosophy and to oversee the development and implementation of compensation programs;

•	To evaluate the performance of the CEO in light of Board-approved goals and objectives, and to recommend to the Board the CEO’s compensation level based on this evaluation. In making the recommendation regarding the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at the Company’s competitors and other comparable companies, and the awards given to the CEO in past years;

•	To make recommendations to the board regarding the compensation (including any new compensation programs) of the Direct Reports, following its review of performance evaluations of the Direct Reports; and

•	To review and make recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans, including the 1997 Stock Plan, as amended. To oversee these plans (including to provide the Employee Option Committee under the Company’s 1997 Stock Plan, as amended, with guidelines for the issuance of options and other forms of equity-based compensation to all employees of the Company other than the Company’s CEO and the Direct Reports), and to discharge any responsibilities imposed on the Committee by these plans.

Benefits, Perquisites, Agreements and Taxes

To review periodically, as it deems appropriate:

•	Benefits and perquisites provided to the Company’s CEO and the Direct Reports; and

•	Employment agreements, severance arrangements and change in control agreements and provisions relating to the Company’s CEO and the Direct Reports.

Management Discussions

To discuss with management periodically, as it deems appropriate:

•	Reports from management regarding the development, implementation and effectiveness of the Company’s policies and strategies relating to its human resources function; and

•	Reports from management regarding the Company’s regulatory compliance with respect to compensation matters.

Other Duties

The Committee has the following additional duties:

•	To prepare and issue the evaluations and reports required under “Committee Reports” below; and

•	To perform any other activities required by applicable law, rules or regulations, including the rules of the SEC and any stock exchange or market on which the Company’s securities may be listed from time to time, and perform such other activities that are consistent with this charter, the Company’s Bylaws and governing instruments, as the Committee or the Board deem necessary or appropriate.

Committee Reports

The Committee shall produce the following reports and provide them to the Board:

•	An annual report of the Committee on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable SEC rules and regulations.

•	An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or to the Chairman of the Committee, whether or not such delegation is specifically contemplated under any plan or program. In particular, the Committee may delegate the approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Committee who are (1) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and/or (2) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as amended.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

ANNEX C

BioMarin Pharmaceutical

Nominating and Corporate Governance Committee Charter

Purposes of the Committee

The purposes of the Nominating and Corporate Governance Committee are to:

•	Oversee the composition of the Board to ensure that qualified individuals meeting the criteria of Nasdaq and regulations of the Securities and Exchange Commission (“SEC”) serve as members of the Board and its committees; and

•	Oversee the development and implementation of corporate governance principles, policies, codes of conduct and codes of ethics relating to the operation of the Board and its committees and the Company as a whole.

Membership of the Committee

Appointment and Removal

•	Members of the Committee shall be appointed by the Board and shall serve until a successor is duly elected or the member is removed or resigns.

•	A member of the Committee shall be automatically removed if (1) the member is no longer a director of the Company, (2) is determined by the Board to no longer be “independent” as that term is defined by Nasdaq and, if applicable, the Sarbanes-Oxley Act, or (3) is ineligible because of other rules or requirements.

•	Committee members may otherwise be removed or replaced by vote of the Board.

Number and Qualifications

•	The Committee will be comprised of at least three directors. The members must be “independent” as that term is defined by Nasdaq and, if applicable, the Sarbanes-Oxley Act.

Committee Structure and Operations

•	The Board, taking into account the views of the Chairman of the Board, shall designate one member of the Committee as its chairperson.

•	The Committee shall meet when deemed necessary or desirable by the Committee or its chairperson, generally at least two times per year. The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate.

•	The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

Identification, Nomination and Termination of Directors

In discharging its general purposes, the Committee shall have the following duties:

•	To identify individuals qualified to serve on the Board as vacancies arise and to seek out nominees to enhance the diversity and independence of the Board;

•	To recommend to the full Board for selection the director nominees to be voted upon either by the Board (for service until the next annual meeting of stockholders) or at the next annual meeting of the stockholders of the Company (for service until the subsequent annual meeting of stockholders);

•	To recommend to the full Board the termination of the directorship of directors in accordance with the Company’s corporate governance principles or for other appropriate reasons;

•	To perform an annual evaluation of the Board, each committee of the Board and each member of the Board, based on procedures and guidelines established by the Committee;

•	To make recommendations to the full Board concerning the appropriate size and needs of the Board, including, without limitation, regarding committees of the Board to be maintained or created;

•	To annually review the compensation of members of the Board; and

•	To recommend to the Board appointees to committees of the Board and to recommend removal of committee members to the Board based on such criteria as the Committee shall from time to time establish.

Corporate Governance Principles and Code of Ethics

•	The Committee shall develop and recommend to the full Board a set of corporate governance principles applicable to the Board and the Company and, if deemed necessary by the Board, propose from time to time any amendments to such principles.

•	The Committee shall propose for consideration by the full Board a code of business conduct and ethics and, if deemed necessary by the Board, propose from time to time any amendments to such code.

•	The Committee shall ensure that, as part of each regularly scheduled meeting of the Board of Directors, the outside or non-management directors shall meet in executive session prior to the conclusion of such Board meeting. The Lead (as described below) shall chair such executive sessions. At the conclusion of the executive session, the management directors and other members of management, as the Committee deems appropriate, will be invited to join the executive session in order that they can be informed of all relevant issues.

•	The Committee shall nominate a “Lead Director” (the “Lead”) for appointment by the outside members of the full Board. The Lead will be an outside director of the Board. The Lead will be responsible for calling and conducting meetings of the outside directors and for coordinating the activities of the outside directors.

The Committee members shall annually submit to a performance evaluation of the Committee by the Board of Directors.

Compliance

The Committee shall have the following additional duties:

•	To oversee and evaluate compliance by the Board and management of the Company with the Company’s corporate governance principles and ethics standards and its code of conduct;

•	To appoint a chief compliance officer with respect to such corporate governance principles and ethics standards and code of conduct, who will normally be the Chief Financial Officer of the Company; and

•	The Committee shall meet at least annually with management of the Company to discuss management compliance with the Company’s corporate governance principles.

Training

The Committee shall coordinate the training of directors as required by the SEC and the listing requirements of Nasdaq, as amended from time to time.

Other Duties:

The Committee has the following additional duties:

•	To recommend guidelines to the Board for corporate succession planning as it relates to the Company’s Chief Executive Officer; and

•	To perform any other activities required by applicable law, rules or regulations, including the rules of the SEC and any stock exchange or market on which the Company’s securities may be listed from time to time, and perform such other activities that are consistent with this charter, the Company’s Bylaws and governing instruments, as the Committee or the Board deem necessary of appropriate.

Committee Reports

The Committee shall produce the following reports and provide them to the Board:

•	An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or to the Chairman of the Committee, whether or not such delegation is specifically contemplated under any plan or program.

Resources and Authority of the Committee

•	The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

•	The Committee is authorized to have full access to all Company personnel, records and other informational sources.

•	The Committee is empowered to investigate any matter brought to its attention and to retain counsel, auditors or other experts as required.

ANNEX D

BioMarin Pharmaceutical

Corporate Governance Principles

The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. In discharging its responsibilities, the members of the Board will act in good faith and may consider, among other pertinent factors, the effect of its actions on the Company’s employees, customers, suppliers and communities in which the Company operates.

The Board sets policy for the Company and advises and counsels the Chief Executive Officer and senior executives who manage the Company’s business and affairs.

•	The Board plans for succession to the position of Chairman of the Board and Chief Executive Officer (“CEO”) as well as certain other senior management positions. To assist the Board, the Chairman and CEO annually provide the Board with an assessment of senior managers and of their potential to succeed him or her. He or she also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

•	It is the policy of the Company that the positions of Chairman of the Board and CEO be held by the same person, except in unusual circumstances. The function of the Board in monitoring the performance of the senior management of the Company is fulfilled by the presence of outside Directors of stature who have a substantive knowledge of the business.

•	It is the policy of the Company that the outside Directors shall appoint a “Lead Director” (the “Lead”) who shall be responsible for calling and conducting meetings of the outside Directors and for coordinating the activities of the outside Directors. The Lead shall be an outside Director.

•	It is the policy of the Company that the Board consists of a majority of outside Directors and that the number of Directors not exceeds a number that can function efficiently as a body. The Nominating and Corporate Governance Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Nominating and Corporate Governance Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement or for any other reason.

•	When a Director’s principal occupation or business association changes substantially during his or her tenure as a Director, that Director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

•	Candidates to serve on the Board are selected for their character, judgment, business experience and acumen. Scientific expertise, prior government service and familiarity with national and international issues affecting business are among the relevant criteria. Final approval of a candidate is determined by the full Board.

•	The Nominating and Corporate Governance Committee annually reviews the compensation of Directors. All Directors are expected to own stock in the Company in an amount that is appropriate for them.

•	Upon reaching age 72, a Director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation. No person who is age 72 or older shall be eligible for his or her first nomination to the Board.

•	It is the general policy of the Company that all major decisions be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of a publicly owned company. Currently these committees are the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee recommend the members and chairs of these committees (other than the Nominating and Corporate Governance Committee) to the Board in consultation with the Chairman and CEO. The Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are made up of only outside Directors. The membership of these three committees is rotated from time to time.

•	In furtherance of its policy of having major decisions made by the Board as a whole, the Company has a full indoctrination process for new Board members that includes, among other things, meetings with key management and visits to Company facilities.

•	It is the policy of the Company that the chairs of the Audit, Compensation and the Nominating and Corporate Governance committees of the Board each act as the chair at meetings or executive sessions of the outside Directors at which the principal items to be considered are within the scope of the authority of his or her committee.

•	The Chairman and CEO is responsible for establishing effective communications with the Company’s stakeholder groups, i.e., stockholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside Directors from meeting with stockholders, but it is suggested that any such meetings be held with management present.

Functioning of the Board

•	The Chairman of the Board and Chief Executive Officer sets the agenda for Board meetings with the understanding that certain items pertinent to the advisory and monitoring functions of the Board be brought to it periodically by the Chairman and CEO for review and/or decision. For example, the annual corporate budget is reviewed by the Board. Agenda items that fall within the scope of responsibilities of a Board committee are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda.

•	Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings where necessary to allow the Directors to prepare for discussion of the items at the meeting.

•	At the invitation of the Board, members of senior management recommended by the Chairman and CEO attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the Company’s operations. In addition, Board members have free access to all other members of management and employees of the Company.

•	Executive sessions or meetings of outside Directors without management present are held at least once each year to review the report of the outside auditors, the criteria upon which the performance of the Chairman and CEO and the Direct Reports is based, the performance of the Chairman and CEO against such criteria, and the compensation of the Chairman and CEO and the Direct Reports. Additional executive sessions or meetings of outside Directors may be held from time to time as required. Executive sessions or meetings are held from time to time with the Chairman and CEO for a general discussion of relevant subjects.

Functioning of Committees

•	The Audit, Compensation and the Nominating and Corporate Governance committees consist of only outside Directors.

•	The chair of each committee determines the frequency, length and agenda of meetings of such committee. Sufficient time to consider the agenda items is provided. Materials related to agenda items are provided to the committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting.

•	The Board determines the responsibilities of each of the committees from time to time and makes changes to the charter of each Committee as the Board deems necessary or appropriate.

Periodic Review

The Board reviews these principles from time to time and makes changes to them as the Board deems necessary or appropriate.

BIOMARIN PHARMACEUTICAL INC.

1997 STOCK PLAN

1.    Purposes of the Plan.    The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)    “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f)    “Common Stock” means the Common Stock of the Company.

(g)    “Company” means BioMarin Pharmaceutical Inc., a Delaware corporation.

(h)    “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(i)    “Director” means a member of the Board of Directors of the Company or any Subsidiary.

(j)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service

Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(o)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)    “Option” means a stock option granted pursuant to the Plan.

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(r)    “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(s)    “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(t)    “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(u)    “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(v)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)    “Plan” means this 1997 Stock Plan.

(x)    “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(y)    “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(z)    “Service Provider” means an Employee, Director or Consultant.

(aa)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

(bb)    “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

(cc)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to options and sold under the Plan is 5,000,000 Shares plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 1999 and continuing through 2004, equal to the lesser of (i) 4% of the then-outstanding capital stock of the Company, (ii) 2,000,000 shares, or (iii) a lesser amount set by the Board. Subject to the provisions of Section 12 of the Plan, on the first day of the Company’s fiscal year beginning in 2004, the maximum aggregate number of Shares which may be subject to options and sold under the Plan will be increased by an amount equal to the lesser of (i) 4% of the then-

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outstanding capital stock of the Company, (ii) 3,000,000 shares, or (iii) a lesser amount set by the Board. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(a)    Administrator.    The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers and any persons who were Service Providers to whom Options and Stock Purchase Rights may be from time to time be granted hereunder;

(iii)    to determine the number of Shares to be covered by each such award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

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(vi)    to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii)    to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)    to initiate an Option Exchange Program;

(ix)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)    Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.    Eligibility.

(a)    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers and any person who was a Service Provider. Incentive Stock Options may be granted only to Employees.

(b)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

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(c)    Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

6.    Term of Plan.    The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.    Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.    Option Exercise Price and Consideration.

(a)    The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)    In the case of an Incentive Stock Option

(A)    granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)    granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option

(A)    granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)    granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

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(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

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Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such

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terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.    Non-Transferability of Options and Stock Purchase Rights.    The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.    Stock Purchase Rights.

(a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

(b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

(c)    Other Provisions.    The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)    Rights as a Shareholder.    Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

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12.    Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or

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exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13.    Time of Granting Options and Stock Purchase Rights.    The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval.    The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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15.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations.    As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.    Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.    Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

19.    Information to Optionees and Purchasers.    The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

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EXHIBIT A

1997 STOCK PLAN

FORM OF EXERCISE NOTICE

BioMarin Pharmaceutical Inc.

371 Bel Marin Keys Blvd., Suite 210

Novato, CA 94949

Attention:    Corporate Secretary

1.    Exercise of Option.    Effective as of today,             , 20            , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of BioMarin Pharmaceutical Inc. (the “Company”) under and pursuant to the 1997 Stock Plan (the “Plan”) and the Stock Option Agreement dated                             ,              (the “Option Agreement”).

2.    Delivery of Payment.    Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.    Representations of Optionee.    Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.    Rights as Shareholder.    Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.    Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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7.    Interpretation.    Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

8.    Governing Law; Severability.    This Agreement is governed by the internal substantive laws but not the choice of law rules, of the State of California.

9.    Entire Agreement.    The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	BIOMARIN PHARMACEUTICAL INC.

By:
Signature

Title:
Print Name

Address:	Address:

371 Bel Marin Keys Blvd., Suite 210
Novato, CA 94949

Date Received

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Exhibit B

BIOMARIN PHARMACEUTICAL INC.

1997 STOCK PLAN

FORM OF STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price Per Share

Total Number of Shares Granted

Total Exercise Price

Type of Option	_____ Incentive Stock Option

_____ Nonstatutory Stock Option

Term/Expiration Date

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule: ________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

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Termination Period:

This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee’s death or disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.    AGREEMENT

1.    Grant of Option.    The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.    Exercise of Option.

(a)    Right to Exercise.    This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)    Method of Exercise.    This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.    Method of Payment.    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

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(a)    cash or check; or

(b)    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

4.    Restrictions on Exercise.    This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

5.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6.    Term of Option.    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

7.    Tax Consequences.    Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)    Exercise of ISO.    If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(b)    Exercise of Nonstatutory Stock Option.    There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

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(c)    Disposition of Shares.    In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(d)    Notice of Disqualifying Disposition of ISO Shares.    If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

8.    Entire Agreement; Governing Law.    The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

9.    No Guarantee of Continued Service.    OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	BIOMARIN PHARMACEUTICAL INC.

By:
Signature

Title:
Print Name

Residence Address

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FORM OF PROXY

BIOMARIN PHARMACEUTICAL INC.

ANNUAL MEETING OF STOCKHOLDERS

June 12, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF

BIOMARIN PHARMACEUTICAL INC.

The undersigned stockholder of BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 30, 2003, and hereby appoints Fredric D. Price and Louis C. Drapeau, or either of them, as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of the stockholders of BioMarin to be held on June 12, 2003 at the Embassy Suites Hotel, located at 101 McInnis Parkway, San Rafael, California 94903 at 10:00 a.m., California time (the “Annual Meeting”), and at any adjournment or postponement thereof, and to vote all shares of common stock of BioMarin, which the undersigned would be entitled to vote, if then and there personally present, at the Annual Meeting on the matters set forth below.

1.	Election of Directors. Nominees: Fredric D. Price, Franz L. Cristiani, Elaine J. Herron, Ph.D., Erich Sager, Vijay B. Samant, and Gwynn R. Williams.

☐ FOR         ☐ WITHHOLD FOR ALL

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write such nominee’s name(s) in the space provided below:

__________________________________________________________________________________________________________

2.	Proposal to ratify the selection by the Board of Directors of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2003.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

3.	Proposal to amend the BioMarin certificate of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

4.	Proposal to amend the BioMarin certificate of incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 1,250,114.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

5.	Proposal to amend the BioMarin 1997 Stock Plan to increase the maximum number of shares available for issuance under that plan pursuant to the evergreen provision from 2,000,000 to 3,000,000 shares per annum.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

(PLEASE DATE AND SIGN ON REVERSE SIDE)

BioMarin’s Board of Directors recommends a vote FOR each of Proposals 1, 2, 3, 4 and 5. If not otherwise directed, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

Dated this ____ day of ____________, 2003

____________________________________ Name of Stockholder

____________________________________ Signature(s) of Stockholder

This proxy should be marked, dated and signed by the stockholders(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both must sign. When signing as executor, administrator, trustee or other representative, please give your full title.

PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.